Exhibit 99.1

NASDAQ: CLBK December 3, 2019

SAFE HARBOR STATEMENT THIS CONTAINS FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD - LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD” OR SUCH AS “WILL”, “WOULD”, “SHOULD”, “COULD”, “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD - LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD - LOOKING STATEMENTS AS A RESULT OF NUMEROUS FACTORS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS EXPRESSED IN THE FORWARD - LOOKING STATEMENTS: (I) THE BUSINESSES OF COLUMBIA AND ROSELLE MAY NOT BE COMBINED SUCCESSFULLY, OR SUCH COMBINATION MAY TAKE LONGER THAN EXPECTED; (II) THE COST SAVINGS FROM THE MERGER MAY NOT BE FULLY REALIZED OR MAY TAKE LONGER THAN EXPECTED TO BE REALIZED; (III) OPERATING COSTS, CUSTOMER LOSS AND BUSINESS DISRUPTION FOLLOWING THE MERGER MAY BE GREATER THAN EXPECTED; (IV) GOVERNMENTAL APPROVALS OR OTHER APPROVALS OF THE MERGER MAY NOT BE OBTAINED, OR ADVERSE REGULATORY CONDITIONS MAY BE IMPOSED IN CONNECTION WITH GOVERNMENTAL APPROVALS OF THE MERGER OR OTHERWISE; (V) THE INTEREST RATE ENVIRONMENT MAY FURTHER COMPRESS MARGINS AND ADVERSELY AFFECT NEW INTEREST INCOME; ( VI) THE RISKS ASSOCIATED WITH CONTINUED DIVERSIFICATION OF ASSETS AND ADVERSE CHANGES TO CREDIT QUALITY; AND ( VII) CHANGES IN LEGISLATION, REGULATIONS AND POLICIES. ADDITIONAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD - LOOKING STATEMENTS ARE DISCUSSED IN COLUMBIA’S REPORTS (SUCH AS THE ANNUAL REPORT ON FORM 10 - K, QUARTERLY REPORTS ON FORM 10 - Q AND CURRENT REPORTS ON FORM 8 - K) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND AVAILABLE AT THE SEC’S INTERNET WEBSITE (WWW.SEC.GOV). ALL SUBSEQUENT WRITTEN AND ORAL FORWARD - LOOKING STATEMENTS CONCERNING THE PROPOSED TRANSACTION OR OTHER MATTERS ATTRIBUTABLE TO COLUMBIA AND ROSELLE OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. EXCEPT AS REQUIRED BY LAW, COLUMBIA DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD - LOOKING STATEMENT TO REFLECT CIRCUMSTANCES OR EVENTS THAT OCCUR AFTER THE DATE THE FORWARD - LOOKING STATEMENT IS MADE. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 1.

TRANSACTION OVERVIEW Assumed Valuation / Shares Issued Transaction Mechanics 2. • Merger of Mutual Holding Companies • Columbia Financial, Inc . (“CLBK”) will issue shares to its mutual holding company as “consideration” • Roselle Bank, its mutual holding company and mid - tier holding company will merge into Columbia Bank, its mutual holding company and Columbia Financial, respectively • Roselle Bank depositors will obtain the same rights in Columbia Bank, MHC (subscription and liquidation) as Columbia Bank depositors and will maintain their account opening date Roselle Bank Preliminary Appraised Value $95.5 MM CLBK Stock Price $16.34 p/s CLBK Shares Issued to MHC 5.84 MM Notes: - This illustration is subject to change based upon changes in CLBK's stock price, Roselle Bank's valuation levels, etc. - Roselle Bank's valuation is preliminary and will be established by an independent appraiser and updated as necessary. - CLBK's stock price share will be based on the volume weighted average for 15 consecutive days ending five days prior to the closing date.

OVERVIEW OF ROSELLE BANK Company Overview Headquarters: Roselle, NJ Assets: $442.1 Gross Loans: $170.7 Total Deposits: $338.3 Tang. Common Equity: $60.5 TCE / TA: 13.68% LTM Net Income/(Loss): ($3.4) LTM ROAA: (0.80%) LTM ROAE: (5.52%) LTM Efficiency Ratio: 150.03% NPA’s / Assets (Excl. TDRs): 0.04% Branch Overview $ in millions, financial data as of or through September 30, 2019 3. City Address Deposits Roselle 235 Chestnut St. $132.6 Cranford 655 Raritan Rd. 79.9 Bernardsville 14 Morristown Rd. 67.4 High Bridge 118 W Main St. 52.9 Demand Deposits 1% NOW & Other Trans. Accts 7% MMDA & Other Savings 18% Retail Time Deposits 67% Jumbo Time Deposits 7% 1 - 4 Family 95% C&I 3% CRE - Investor 1% Multi - family 1% Deposit Mix Loan Mix $ in millions, financial data as of June 30, 2019 Source: S&P Global

STRENGTHENS BRANCH FRANCHISE

Pro Forma Map



New City
Newton
Stroudsburg
White Plains
Mount Bethel
Paterson
Hackensack
Bronx
Morristown
Bushkill Center
Newark
New York
Easton
Allentown
Bethlehem
Plainfield
Jersey City
Somerville
New Brunswick
Quakertown
Sayreville
East Brunswick
Princeton
Pottstown
Trenton
Long Branch
Phoenixville
Norristown
Levittown
Fort Dix Military Reservation
Toms River
Drexel Hill
Philadelphia
Chester
Camden
Barnegat Beach
Wilmington
Glassboro
Salem
Hammonton
Mystic Islands
Elkton
Middletown
Smyrna
= Columbia Financial, Inc. (CLBK)
= Roselle Bank

Deposit Market Share

New Jersey

Rank	Institution	Total Deposits ($000s)	Total Market Share (%)
1	Bank of America Corporation (NC)	56,039,292	16.4%
2	Toronto-Dominion Bank	41,823,296	12.2%
3	Wells Fargo & Co. (CA)	36,444,487	10.7%
4	PNC Financial Services Group (PA)	29,975,864	8.8%
5	JPMorgan Chase & Co. (NY)	23,807,060	7.0%
6	Investors Bancorp Inc (NJ)	15,604,989	4.6%
7	Valley National Bancorp (NJ)	15,169,503	4.4%
8	Banco Santander	10,476,323	3.1%
9	Provident Financial Services (NJ)	6,685,893	2.0%
10	M&T Bank Corp. (NY)	6,504,204	1.9%
	Pro Forma	5,995,944	1.8%
12	Columbia Financial Inc. (MHC) (NJ)	5,663,079	1.7%
69	Roselle Bank (NJ)	332,865	0.1%
	Total For Institutions In Market (99)	341,953,466	

Market Demographics

Area Name	Market Rank	Number of Branches	2019 Deposits ($000s)	Deposit Market Share (%)	2020 Total Population	Population Change 2010-2020 (%)	Projected Population Change 2020-2025 (%)	Median HH Income 2020 ($)	Projected Median HH Income Change 2020-2025 (%)
Union	18	2	212,537	0.81	561,723	4.7	1.9	84,594	11.2
Somerset	20	1	67,396	0.49	331,970	2.6	1.1	120,220	10.8
Hunterdon	16	1	52,932	1.06	124,356	(3.1)	(0.5)	121,401	8.0
NJ Totals	69	4	332,865	0.10	8,926,519	1.5	0.9	86,883	10.7

No consolidation of Roselle Bank's branches is expected.

Note: Deposit data as of 6/30/2019.

4.

Columbia Financial, Inc.

• Transaction close in Q2 of 2020 • 5.84 MM shares issued to Columbia Bank, MHC (For illustration purposes. The actual number of shares to be issued will be determined at close based on the appraised value of Roselle Bank and the fair market value of CLBK common stock) • $9 MM in gross deal expenses • $4 MM credit mark • Estimated $4 MM benefit of Roselle’s DTA valuation reserve release • Remaining balance sheet items marked to fair value estimates, see appendix • 1.50% core deposit intangible • 36% cost saves • Taxes of 25% • 4% accretive to Fully Converted Tangible Book Value** (“FCTBV”) • 4% dilutive to 2021 EPS primarily due to shares issued to MHC • 1% accretive to 2021 net income assuming fully phased in cost saves FINANCIAL ASSUMPTIONS 5. PROJECTED RESULTS * * Includes the impact of the Stewardship Financial acquisition ** Based on a valuation equal to 100 % of FCTBV assuming 14 % benefits/expenses

TRANSACTION RATIONALE • Unique opportunity to use MHC structure • No merger consideration paid to a third party • All shares of Columbia Financial are issued to Columbia’s MHC • Increases tangible equity by ~$50 MM • Accretive to FCTBV • Adds attractive markets, customers, and talent • Meaningful and achievable cost savings and the potential for revenue synergies 6.

7. APPENDIX: MARK TO MARKET ADJUSTMENTS

8. Roselle Bank Preliminary Valuation 95.5$ a Roselle Bank Equity 9/30/19 60.5 Roselle Bank Loss Until Close (3.1) Roselle Bank Deal Expenses, No Tax Benefit (5.8) Mark to Market Adjustments, Net 2.8 Roselle Bank Adjusted Equity 54.4 b Goodwill 41.1 c = a-b Core Deposit Intangible 1.3 d Value of Shares Issued 95.5 CLBK Deal Expenses, Net (2.5) Impact on CLBK's Equity 93.0 e Impact on CLBK's Tangible Equity 50.6$ f = e-c-d Mark to Market Adjustments Goodwill Impact Deferred Tax Asset / (Liab.) Fair Value Adjustment 2021 Pre-tax Amortization HTM Investment Mark (0.3)$ (0.1)$ 0.4$ (0.1)$ AFS Investment Mark Amortization - - - (0.1) Loan Rate Mark (0.7) (0.3) 1.0 (0.2) PCD Loan Mark 0.8 0.3 (1.1) - Non-PCD Loan CECL Impact 2.2 0.8 (3.0) - Elimination of Target Loan Loss Reserve (1.0) (0.4) 1.4 - Owned Building Mark (0.6) (0.2) 0.8 - Core Deposit Intangible (1.0) (0.3) 1.3 (0.2) DTA Valuation Allowance Reversal (4.0) 4.0 - - Time Deposit Mark 1.3 0.5 (1.8) 0.6 Borrowing Mark 0.5 0.2 (0.7) 0.2 Total (2.8)$ 4.5 (1.7)$ 0.2$ Note: The assumptions presented are subject to change based on changes in interest rates, equity market valuations, and credit conditions among other things. GOODWILL ANALYSIS AND MARK TO MARKET ASSUMPTIONS Impact on Buyer's Tangible Equity $ in millions